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                                                                  EXECUTION COPY

                            FIRST AMENDMENT OF LEASE

         THIS FIRST AMENDMENT OF LEASE ("AMENDMENT") is made as of the 1st day of April, 2004, by and between 345 W. 37TH CORP., a New York corporation, having an office at 341-345 West 37th Street, New York, New York 10018 ("LANDLORD"), and G-III LEATHER FASHIONS INC., a New York corporation, having an office at 512 Seventh Avenue, New York, New York 10018 ("TENANT").

                              W I T N E S S E T H:
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         WHEREAS, Landlord and Tenant entered into a certain lease ("LEASE"), dated as of February 1, 2003, pursuant to which Landlord leased and demised to Tenant, and Tenant hired and took from Landlord, Suite 500 ("EXISTING PREMISES") on the 5th Floor of the building ("BUILDING") known as 341-345 West 37th Street, New York, New York; and

         WHEREAS, Tenant desires to hire and take from Landlord additional space at the Building and to extend the Lease term in connection therewith, and Landlord desires to lease and demise to Tenant such additional Building space and to permit such Lease term extension; and

         WHEREAS, in connection with Tenant's lease of additional space at the Building and the parties' extension of the Lease term, Tenant desires to modify its rights under the Lease to reflect Tenant's increased commitment to the Building and Tenant's status as the tenant occupying the most rentable square footage thereat, and Landlord desires to permit such Lease modification upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. INCREASE SIZE OF PREMISES. Effective as of April 1, 2004 ("NEW
PREMISES COMMENCEMENT DATE"), Landlord does hereby lease and demise to Tenant, and Tenant does hereby hire and take from Landlord, subject and subordinate to the Qualified Encumbrances (all



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capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Lease) and upon and subject to the provisions of the Lease, for the term hereinafter stated, certain first and second floor space at the Building substantially as shown hatched on the diagrams annexed hereto as Exhibit A ("NEW PREMISES"). From and after the New Premises Commencement Date, the term "PREMISES", as that term is used in the Lease, shall mean the Existing Premises and the New Premises. The parties hereto agree that as of the New Premises Commencement Date, the Premises will contain 10,100 rentable square feet. Tenant hereby accepts the New Premises in their "as is" condition as of the date hereof.

     2. LEASE TERM EXTENSION. The Lease term shall be extended from the current expiration date of January 31, 2006 until January 31, 2014. Notwithstanding the preceding sentence, from and after February 1, 2009, Tenant shall have the right on such date and on each anniversary of such date up to and including February 1, 2012, so long as Tenant is not then in default beyond the expiration of any applicable notice and cure periods set forth in the Lease, to terminate the Lease term by delivering written notice ("TERMINATION NOTICE") to Landlord. The Termination Notice shall be effective not less than one (1) year from the date of delivery thereof to Landlord. In the event Tenant shall deliver a Termination Notice to Landlord in accordance with the terms and provisions of this paragraph, the term and estate granted under the Lease shall expire as of the date specified in the Termination Notice with the same effect as if such date were the date initially specified in the Lease as the expiration date, and the fixed rent and additional rent payable by Tenant under this Lease shall be apportioned as of such termination date.

     3. FIXED RENT ADJUSTMENT. As of the New Premises Commencement Date, the per annum fixed rental rate for the Premises shall be as follows:



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          (i) Ninety-Eight Thousand Five Hundred Dollars ($98,500) for the
     period from the New Premises Commencement Date through January 31, 2006;
     and

          (ii) One Hundred Eleven Thousand One Hundred Dollars ($111,100) for the period February 1, 2006 through January 31, 2014.

Notwithstanding the preceding sentence, so long as Tenant is not then in default beyond the expiration of any applicable notice and cure periods set forth in the Lease, Tenant shall be entitled to an abatement of fixed rent, in the amount of Ten Thousand Dollars ($10,000), to be applied against fixed rent due for the period commencing on the New Premises Commencement Date and ending when such rent abatement amount has been fully applied ("FIXED RENT ABATEMENT PERIOD"). During the Fixed Rent Abatement Period, Tenant shall be liable to perform all of its other obligations under the Lease, including, without limitation, the payment of additional rent.

     4. SECURITY AND MAINTENANCE PERSONNEL CONTRIBUTION. In light of Tenant's particular need for assistance from the Building's security and maintenance personnel, Tenant shall, from and after April 1, 2004, pay to Landlord as additional rent the sum of Two Thousand Eighty-Three and 33/100 Dollars ($2,083.33) per month as Tenant's contribution to the salaries of the Building's security and maintenance personnel. Such sums shall be paid at such time and place as fixed rent shall be paid to Landlord pursuant to Article One of the Lease. In consideration of Tenant's payments of such additional rent, Tenant, as among the other Building tenants, shall be entitled to priority service from the Building's security and maintenance personnel.



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     5. ADJUSTMENT IN TENANT'S SHARE. From and after the New Premises
Commencement Date, Tenant's Share (as that term is defined in Section 24.1 of the Lease) shall be twenty-eight percent (28%).

     6. BUILD-OUT. Landlord hereby consents to Tenant's build-out of the Premises as described in Exhibit B annexed hereto and made a part hereof ("TENANT'S WORK"). Tenant's Work shall be performed by Tenant at Tenant's sole cost and expense, in accordance with applicable laws and in a good and workmanlike manner. Tenant shall obtain, at Tenant's sole cost and expense, all permits necessary to perform Tenant's Work. Tenant shall not be obligated to remove any of Tenant's Work at the expiration or earlier termination of the Lease term. Notwithstanding the foregoing or any term or provision of the Lease to the contrary, Tenant may remove any or all of Tenant's Work from the Premises provided the cost of repairing any damage to the Premises or the Building arising therefrom is paid for by Tenant.

     7. COMMON AREAS. Section 1.1 of the Lease is hereby amended by adding the following to the last sentence thereof:

        , together with rights of ingress and egress over the common areas of the Building.

     8. REMOVAL OF FIXTURES. Section 4.1 of the Lease is hereby amended by adding the following as the last sentence thereof:

        Notwithstanding anything contained in this Section 4.1 to the contrary, (i) Tenant shall be permitted to remove its trade fixtures at or prior to the expiration or termination of the term of this Lease subject to restoration and repair obligations set forth above, and
        (ii) Tenant shall not be required to remove any Fixture identified in any plans approved by Landlord unless Landlord shall have notified Tenant at the time such plans were approved by Landlord that Tenant will be required to remove any such Fixture.

     9. RULES AND REGULATIONS. Section 6.1(b) of the Lease is hereby deleted in its entirety and replaced by the following:

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              (b) observe and comply with the rules and regulations annexed to, and made a part of, this Lease, which rules shall be enforced against the Tenant in a non-discriminatory manner, and such other and further reasonable rules and regulations as the Landlord hereafter at any time may make and communicate to the Tenant and which, in the judgment of the Landlord, shall be necessary or desirable for the reputation, safety, care or appearance of the Building, or the preservation of good order therein, or the operation or maintenance of the Building, or the equipment thereof, or the comfort of tenants or others in the Building; provided, however, that in the case of any conflict between the provisions of this Lease and any such rule or regulation, the provisions of this Lease shall control;

     10. ALTERATIONS. Section 6.1(e) of the Lease is hereby deleted in its entirety and replaced by the following:

              (e) except as otherwise set forth herein, make no alteration, change, addition, improvement, repair or replacement (an "Alteration") in, to, or about the Premises, and do no work in such connection, without in each case the prior review and written consent of the Landlord, and then only by workmen and contractors reasonably acceptable to the Landlord, and upon terms and conditions and at times, reasonably consented to by the Landlord and in accordance with the reasonable rules, regulations and guidelines of the Landlord pertaining to the performance of such Alterations, and make no contract for nor employ any labor in connection with the maintenance, cleaning or other servicing of the Premises (a "Tenant Service") without like consent, which consents shall not be unreasonably withheld or delayed; provided, however, that notwithstanding the foregoing, Tenant may make non-structural changes to the Premises which are purely decorative in nature, without first obtaining Landlord's consent, provided that Tenant obtains Landlord's prior written consent to any contractor to be used in performing same; in addition, the Tenant shall:

     11. ASSIGNMENT, MORTGAGING; SUBLETTING, ETC. Article Seven of the Lease is hereby deleted in its entirety and replaced by the following:

                                  ARTICLE SEVEN

         7. ASSIGNMENT, MORTGAGING, SUBLETTING, ETC.

              7.1 The Tenant covenants, for the Tenant and its successors, assigns and legal representatives, that neither this Lease nor the term and estate hereby granted, nor any part hereof or thereof, will be assigned, mortgaged, pledged, encumbered or otherwise transferred (it being agreed that (y) issuance by the Tenant of stock and/or the transfer of already-



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          issued stock/partnership interests, in one or more transactions so as to transfer control or transfer 50% or more of an interest in the Tenant, other than through over-the-counter or national securities exchange transactions or (z) sale or transfer of 50% or more of the assets of the Tenant in one or more transactions, other than in the ordinary course of business, shall, in either event, be deemed an assignment of this Lease), and that neither the Premises, nor any part thereof, will be encumbered in any manner by reason of any act or omission on the part of the Tenant, or will be used or occupied, or permitted to be used or occupied, or utilized for desk space, for mailing privileges or as a concession, by anyone other than the Tenant, or will be sublet, or offered or advertised for subletting without the Landlord's prior written consent in each instance, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that the Tenant may assign this Lease or sublease part or all of the Premises without the Landlord's consent to: (i) any corporation, partnership or other entity that controls, is controlled by, or is under common control with, the Tenant; or (ii) any corporation resulting from the merger or consolidation with the Tenant or to any entity that acquires substantially all of the Tenant's stock or partnership or membership interests, or substantially all of the Tenant's assets, as long as such assignee or sublessee assumes the Tenant's obligations under the Lease.

     12. COMPLIANCE WITH LAWS. Section 11.1 of the Lease is hereby amended by deleting therefrom the last two sentences of that provision. In addition,
Section 11.2 of the Lease is hereby deleted in its entirety.

     13. SUBORDINATION. Article Thirteen of the Lease is hereby deleted in its entirety and replaced by the following:

               13.1 The Tenant agrees that this Lease shall, at the request of the Landlord, be subordinate to any mortgages or deeds of trust that may hereafter be placed upon the Premises or any portion thereof and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof, provided the mortgagee or trustee named in said mortgages or trust deeds shall agree to recognize the Lease of the Tenant in the event of foreclosure if the Tenant is not then in default in the performance of its Lease obligations beyond applicable notice and cure periods. The Tenant also agrees that any mortgagee or trustee may elect to have this Lease a prior lien to its mortgage or deed of trust, and in the event of such election and upon notification by such mortgagee or trustee to the Tenant to that effect, this Lease shall be deemed prior in lien to said mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of said mortgage or deed of trust. The Tenant agrees, that upon the request of the Landlord, any



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          mortgagee or any trustee, it shall execute whatever reasonable and customary instruments may be required to carry out the intent of this
          Section 13.1

     14. CONDITIONS OF LIMITATION. Sections 15(b), (c), (d) and (e) of the Lease are hereby deleted in their entirety and replaced with the following:

          (b) if the Tenant shall default in observing any provision of Article Three or of subsection (e) or (f) of Section 6.1. and such default shall continue and shall not be remedied by the Tenant within five (5) business days after notice,

          (c) if the Tenant shall default in observing any provision of this Lease (other than a default of the character referred to in subsection (a) or (b) of this Section), and if such default shall continue and shall not be remedied by the Tenant within thirty (30) days after notice or, if such default cannot for causes beyond the Tenant's control, with due diligence be cured within said period of thirty (30) days, if the Tenant (i) shall not, promptly upon the giving of such notice, give the Landlord notice of the Tenant's intention to duly institute all steps necessary to remedy such default, (ii) shall not duly institute and thereafter diligently prosecute to completion all steps necessary to remedy the same, or (iii) shall not remedy the same within a reasonable time after the date of the giving of said notice by the Landlord,

          (d) if any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the full term of this Lease would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than the Tenant (except as permitted under Article Seven), or if the Tenant shall desert or abandon the Premises or the same shall become vacant (whether or not the keys be surrendered or the rent is paid) for a period of sixty (60) consecutive days, or

          (e) when and to the extent permitted by law, if a petition in bankruptcy shall be filed by or against the Tenant, or if the Tenant shall make a general assignment for the benefit of its creditors, or the Tenant shall receive the benefit of any insolvency or reorganization act, or if a receiver or trustee is appointed for any portion of the Tenant's property and such appointment is not vacated within ninety (90) days, or if an execution or attachment shall be issued under which the Premises shall be taken or occupied by anyone other than the Tenant,

     15. RE-ENTRY BY LANDLORD. The first sentence of Section 16.1 of the Lease is hereby deleted in its entirety and replaced with the following:

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              If this Lease shall terminate under Article Fifteen, the Landlord or the Landlord's agents and servants may immediately or at any time thereafter re-enter the Premises, or any part thereof in the name of the whole, either by summary dispossess proceedings or by any suitable action or proceeding at law, and may repossess the same, and may remove any persons therefrom, to the end that the Landlord may have, hold and enjoy the Premises again as and of its first estate and interest therein.

     16. LANDLORD REMEDIES. Section 23.1 of the Lease is hereby amended by deleting therefrom the last sentence of that provision.

     17. OPERATING EXPENSES. The last two sentences in the paragraph of Section
24.1 of the Lease, in which the term "Operating Expenses" is defined, are hereby deleted.

     18. HOLDOVER. Sections 25.5(b) and (c) of the Lease are hereby deleted in their entirety.

     19. LANDLORD'S COVENANTS, AGREEMENTS AND INDEMNITY. The following shall be added as Article Thirty-One to the Lease:

                               ARTICLE THIRTY-ONE

          31. LANDLORD'S COVENANTS, AGREEMENTS AND INDEMNITY.

               31.1 The Landlord shall, at the Tenant's request, (i) diligently pursue the cure of all violations existing as of the date hereof and those violations arising during the term hereof which are not the Tenant's responsibility to cure under this Lease, to the extent that such violations shall interfere with the Tenant's use of the Premises and (ii) maintain and repair the public interior and exterior portions of the Building, the structural and non-structural portions thereof and all Building systems serving the Premises located therein, including, without limitation, the plumbing, electrical, heating and life safety systems, except to the extent that the Tenant is required to maintain and/or repair the same pursuant to the terms and provisions of this Lease.

               31.2 At any time and from time to time upon not less than ten
          (10) days' prior notice by the Tenant, the Landlord shall execute, acknowledge and deliver to the Tenant a statement of the Landlord (or if the Landlord is a corporation or a partnership, an appropriate officer or partner, as the case may be, of the Landlord) certifying that this Lease is unmodified and in full force and effect (or if there have been



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          modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Rent has been paid in advance, if any, stating whether or not to the best knowledge of the signer of such certificate, the Tenant is in default in the keeping, observance or performance of any provision contained in this Lease and, if so, specifying each such default, and such other information as the Tenant may reasonably request, it being intended that any such statement may be relied upon by any party reasonably designated by the Tenant.

               31.3 The Landlord shall indemnify and hold the Tenant harmless from and against any and all claims for injuries to persons or damage to the property of the Tenant arising from or in connection with (i) any work done by the Landlord or its agents, contractors, servants, employees, invitees or licensees or any condition created by the Landlord or its agents, contractors, servants, employees, invitees or licensees in or about the Premises and (ii) any act of gross negligence or willful misconduct of the Landlord or its agents, contractors, servants, employees, invitees or licensees in connection with the maintenance of the Premises or the Building; together with all costs, expense and liabilities incurred in connection with each such claim, action or proceeding brought thereon, including, without limitation, all reasonable attorneys' fees and expenses. If any action or proceeding is brought against the Tenant by reason of any such claim, the Landlord shall, upon notice from the Tenant, defend such action or proceeding by counsel reasonably satisfactory to the Tenant. Counsel furnished by the Landlord's insurance carrier shall be satisfactory to the Tenant.

     20. FORCE AND EFFECT. Except as expressly set forth in this Amendment, the terms and conditions of the Lease shall continue in full force and effect without any change or modification and shall apply for the balance of the term of the Lease as hereby extended. In the event of a conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall govern.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

                                             LANDLORD:

                                             345 W. 37th CORP.



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                                             By: /s/ Morris Goldfarb
                                                 -------------------
                                                 Name:  Morris Goldfarb
                                                 Title:

                                             TENANT:

                                             G-III LEATHER FASHIONS INC.



                                             By:  /s/ Neal S. Nackman
                                                 --------------------
                                                 Name:  Neal S. Nackman
                                                 Title: Vice President - Finance




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